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                                                                    EXHIBIT 23.9

                 CONSENT OF LAROCHE PETROLEUM CONSULTANTS, LTD.

         We consent to the reference to our appraisal report for Devon Energy Corporation as of the years ended December 31, 2000, 1999, and 1998, incorporated herein by reference.

                                             LAROCHE PETROLEUM CONSULTANTS, LTD.

                                             By: /s/ WILLIAM M. KAZMANN
                                                --------------------------------
                                                 William M. Kazmann
                                                 Partner


September 13, 2001